                                                                   Exhibit 10.42

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            MASTER SERVICES AGREEMENT

         THIS MASTER SERVICES AGREEMENT ("Master Agreement") is made and entered into as of the 22 day of January, 2002 (the "Effective Date"), by and between CancerVax Corporation ("CancerVax"), a Delaware corporation having a place of business at 5931 Darwin Court, Carlsbad, California, 92008 and the John Wayne Cancer Institute ("JWCI"), a California nonprofit corporation having a place of business at 2200 Santa Monica Boulevard, Santa Monica, California, 90404, on the one hand, and Synteract, Inc. ("Synteract"), a California corporation having a place of business at 187 Calle Magdelena, Encinitas, California, 92024, on the other hand, with reference to the following:

         A. WHEREAS, CancerVax is the sponsor of certain Phase 3 clinical studies of an investigational cancer vaccine for use in advanced stage melanoma (the "Studies") under Investigational New Drug ("IND") number 6517;

         B. WHEREAS, the Studies are currently funded by NIH Program Project Grant Nos. CA12582 and CA76489 to JWCI (the "NIH Grants");

         C. WHEREAS, CancerVax and JWCI shall, concurrently with the execution of this Master Agreement, enter into an agreement (the "Letter Agreement") which allocates between them financial responsibility for the fees and expenses charged by Synteract in connection with the provision of the services hereunder;

         D. WHEREAS, Synteract is duly qualified to provide certain data management and support services as described in the Work Order(s) (as such term is defined below) attached hereto; and

         E. WHEREAS, CancerVax, JWCI and Synteract desire to enter into this Master Agreement to set forth the terms and conditions upon which Synteract shall be engaged from time to time to provide services in relation to the Studies by executing individual Work Orders, specifying the details of the services and related terms and conditions;

         NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.       Scope of the Agreement; Work Orders; Nature of Services; Direction of
Services.

         A. Scope of the Agreement: Under the Master Agreement, the parties hereto may contract for multiple projects from time to time through the issuance of multiple Work Orders (as defined below).

         B. Work Orders. The specific services to be provided and related terms and conditions of each project under the Master Agreement shall be separately negotiated and specified in writing in a form acceptable to CancerVax and Synteract (each such writing, a "Work Order," an example of which is attached hereto as Exhibit A).

         C. Nature of Services. The services covered by the Master Agreement may include data management, data transfer, programming and data analysis, generation of clinical and statistical study reports, project management, and data backup and security services, and other services requested by CancerVax and agreed to by Synteract, as set forth in an approved Work Order (collectively, the "Services").

         D. Direction of Services. JWCI and CancerVax shall each designate an individual to serve as primary liaison with respect to each Work Order, with the CancerVax representative having the right to make all final decisions with respect to all matters which relate to any clinical study which may ultimately be included by CancerVax in a marketing application to the U.S. Food and Drug Administration ("FDA") or any equivalent foreign regulatory agencies. Each Work Order shall be signed by an officer of each of the parties hereto and shall include, as appropriate, the Project protocol, scope of services to be provided, time frames for provision of the services, budget and payment schedule. Each Work Order shall be subject to all of the terms and conditions of the Master Agreement, in addition to the specific terms and conditions set forth in the Work Order. In the event that any terms or conditions of a Work Order conflict with the terms and conditions of the Master Agreement, the terms and conditions of the Master Agreement shall control, except to the extent that the applicable Work Order expressly and specifically states an intent to supersede the Master Agreement in relation to a specific provision.

2. Payment of Fees and Expenses. Synteract's compensation and payment for the Services provided hereunder shall be as set forth in the applicable Work Order (the "Fees & Expenses"). The parties hereto agree that JWCI's financial liability to Synteract for the Fees & Expenses shall be limited to the amounts available to JWCI under the NIH Grants, payable as set forth in the Letter Agreement, and that the balance of any monies owed to Synteract for the Fees & Expenses shall be paid by CancerVax. (Each of Synteract and CancerVax acknowledges and agrees that the obligation of JWCI to make payments required hereunder shall be limited to the amount of the NIH Grants.) Synteract shall invoice CancerVax on a monthly basis for the Fees & Expenses it incurs in performing the Services. CancerVax shall provide a copy of Synteract's invoices to JWCI and, within twenty-five (25) days after receipt of such invoices, JWCI shall send to CancerVax a check, payable to Synteract, for the portion of the invoiced amount which is payable by JWCI in accordance with the Letter Agreement. CancerVax shall forward JWCI's check to Synteract, along with payment for the undisputed balance of the invoice, net thirty (30) days after CancerVax's receipt of Synteract's invoice. . Synteract shall receive no royalty or other remuneration on the production or distribution of any products developed by CancerVax or by Synteract in connection with or based upon the Services. CancerVax shall reimburse Synteract for all reasonable out-of-pocket expenses and disbursements actually incurred which are customary and necessary to the provision of the Services and which CancerVax has approved in advance. Synteract shall provide evidence reasonably satisfactory to CancerVax of all such expenses and disbursements for which reimbursement is requested.

3. Term. The term of this Master Agreement shall commence as of the "Effective Date" and terminate on December 31, 2005, unless sooner terminated pursuant to Section 4 below, or unless the term hereof is extended by the mutual written agreement of the parties hereto.

4. Termination. This Master Agreement (including all outstanding Work Orders) may be terminated:

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         A.       By CancerVax or Synteract, without cause, effective upon
ninety (90) days prior written notice to CancerVax or Synteract, as appropriate, at any time during the term of the Master Agreement;

         B. By CancerVax or Synteract, for material breach of the Master Agreement or any Work Order, effective upon thirty (30) days prior written notice to the non-breaching party; or

         C. By JWCI, in the event that JWCI lacks sufficient funding to continue to support the Studies and provided that CancerVax does not agree to provide such funding to Synteract, effective upon thirty (30) days written notice to CancerVax and Synteract.

         D. In the event that the Master Agreement or any Work Order(s) hereunder are terminated, Synteract shall cease performing any work not required for the orderly close out of the affected Work Order(s), including the fulfillment of regulatory requirements as directed by CancerVax. All Confidential Information and CancerVax Property (as such terms are defined below) regardless of the method of storage or retrieval, as well as all statistical data, statistical reports, data entries and documentation produced as a result of the Services performed by Synteract hereunder, shall be promptly delivered to CancerVax by Synteract.

5. Change Orders. Any change to a Work Order shall be by written amendment, signed by each of the parties hereto.

6. Confidentiality. Synteract agrees to maintain Confidential Information in accordance with the following terms:

         A. Confidential Information. "Confidential Information" shall mean all technical information relating to Studies, including where appropriate and without limitation, any information, patent disclosure, patent applications, know-how, inventions, structures, models, techniques, processes, compositions, formulae, compounds, apparatuses, strategies, and business and financial data relating to the Studies disclosed by CancerVax or JWCI to Synteract or obtained by Synteract through observation or examination of information, developments or demonstrations. Confidential Information shall not include such information as Synteract can establish by written documentation to: (1) have been publicly known; (2) have become publicly known, without fault on the part of Synteract, subsequent to disclosure by CancerVax or JWCI of such information to Synteract;
(3) have been otherwise known to Synteract prior to communication by CancerVax or JWCI to Synteract of such information; or (4) have been received by Synteract at any time from a source other than CancerVax or JWCI lawfully having possession of such information.

         B. Nondisclosure of Confidential Information. Synteract agrees to hold in strict confidence and not to directly or indirectly cause, permit or enable the disclosure, publication, transfer, misappropriation or revelation to any person or entity of the Confidential Information, without the express prior written consent of CancerVax. Synteract will impose upon its employees the same obligations as contained herein. Synteract also agrees not to use the Confidential Information for any purpose at any time, other than for the sole purpose of providing the services under the terms of this Agreement. Synteract further agrees that any disclosure of the Confidential Information will only be such as is reasonably necessary to its evaluation and will only be to employees of Synteract who are bound by written agreements with

Synteract to maintain the Confidential Information in confidence. The obligations of Synteract under this Section 5 shall continue for a period of five (5) years from the date of termination or expiration of this Agreement.

                  Notwithstanding any provision herein to the contrary, in the event that Synteract hereafter becomes obligated by mandatory applicable law, regulatory rule or administrative order to disclose the Confidential Information or any portion thereof, to any governmental authority or court, Synteract shall immediately notify CancerVax thereof of each such requirement and identify the documents so required thereby, so that CancerVax may seek an appropriate protective order or other remedy with respect to narrowing the scope of such requirement and/or waive compliance by Synteract with the provisions of this Agreement. If, in the absence of such protective order or other remedy, Synteract is nonetheless required by mandatory applicable law, regulatory rule or administrative order to disclose any part of the Confidential Information which is disclosed hereunder, Synteract may disclose such Confidential Information without liability hereunder, provided that, Synteract shall furnish only such portion of the Confidential Information which is legally required to be disclosed.

7.       CancerVax Property.

         A. Definition. For the purposes of this Agreement, "CancerVax Property" shall mean all data and information generated as a result of the Services, all designs, discoveries, inventions, original works of authorship, formulae, processes, compositions of matter, products, computer programs, databases, trade secrets, procedures, improvements, developments, drawings, notes, documents, information and materials made, conceived or developed by Synteract alone or with others which result from the Services. "CancerVax Property" under this Agreement shall not include computer programming methods and statistical methods of analysis developed by Synteract under this Agreement or lawfully obtained by Synteract from a third party.

         B. Assignment of Ownership. Synteract hereby irrevocably transfers and assigns any and all of its right, title, and interest in and to CancerVax Property, including but not limited to all copyrights, patent rights, trade secrets and trademarks, to CancerVax. CancerVax Property shall be the sole property of CancerVax and CancerVax shall have the sole right to determine the treatment of any CancerVax Property, including the right to keep them as trade secrets, to file and execute patent applications on them, to use and disclose them without prior patent application, to file registrations for copyright or trademark on them in its own name, or to follow any other procedure that CancerVax deems appropriate. Synteract agrees: (a) to disclose promptly in writing to CancerVax all CancerVax Property; (b) to cooperate with CancerVax in applying for, and to execute any applications and/or assignments reasonably necessary to obtain, any patent, copyright, trademark or other statutory protection for CancerVax Property in CancerVax's name as CancerVax deems appropriate; and (c) to otherwise treat all CancerVax Property as "Confidential Information," as defined above. These obligations to disclose, assist, execute and keep confidential shall survive any expiration or termination of this Agreement.

         C. Moral Rights Waiver. "Moral Rights" means any right to claim authorship of a work, any right to object to any distortion or other modification of a work, and any similar right, existing under the law of any country in the world, or under any treaty. Synteract hereby irrevocably transfers and assigns to CancerVax any and all Moral Rights that Synteract may have in any Services or CancerVax Property. Synteract also hereby forever waives and agrees never to assert against CancerVax, its successors or licensees any and all Moral Rights Synteract may have in any Services or CancerVax Property, even after expiration or termination of this Agreement.

         D. Employees' Confidentiality Agreement. If Synteract employs others in the performance of the Services, Synteract shall ensure that each of its employees, consultants and subcontractors who will have access to the CancerVax Property or Confidential Information of CancerVax executes an agreement, the form of which has been approved by CancerVax, acknowledging CancerVax's exclusive ownership and control of the CancerVax Property, obligating the employee, consultant or subcontractor to keep all Confidential Information confidential and not to use the CancerVax Property or Confidential Information in any way, commercially or otherwise, except in performing the Services, and transferring to CancerVax and waiving any and all Moral Rights in the Services and the CancerVax Property.

8. Independent Contractor. In the performance of this Agreement, it is mutually understood and agreed that Synteract is at all times acting and performing as an independent contractor with, and not as an employee, joint venture, partner, agent, principal or lessee of CancerVax or JWCI, and nothing in this Agreement shall be construed to create an employer-employee, agent-principal, joint venture or partnership relationship between Synteract and CancerVax or JWCI. Synteract shall have no authority to act on behalf of or to enter into any contract, or incur any liability for or make any representations on behalf of CancerVax or JWCI.

         Synteract shall have no claim under this Agreement or otherwise against CancerVax or JWCI for Worker's Compensation, Unemployment Compensation, sick leave, vacation pay, group insurance arrangements, or any other employee benefits. Synteract is solely responsible for providing, at Synteract's own expense, all taxes, withholdings and other similar statutory obligations including, but not limited to, disability insurance, unemployment insurance, Social Security, FICA, FUTA, SDI and federal, state or any other employee payroll taxes for Synteract and Synteract's employees, subcontractors and consultants, and Synteract will defend, indemnify and hold CancerVax and JWCI harmless from any and all claims made by any entity on account of an alleged failure by Synteract to satisfy any such tax or withholding obligations. Neither CancerVax nor JWCI shall withhold on behalf of Synteract hereunder, any sums for income tax, unemployment insurance, social security or any other withholding pursuant to any law or requirement of any government agency. Synteract shall comply at Synteract's expense with all applicable provisions of worker's compensation laws, unemployment compensation laws, federal Social Security laws and all other applicable federal, state, and local laws, regulations and codes relating to terms and conditions of employment required to be fulfilled by employers or independent contractors.

9. Regulatory Compliance; Inspections. Synteract agrees that the Services shall be conducted in compliance with all applicable laws, rules and regulations, including but not limited to the US Food, Drug and Cosmetic Act and the regulations promulgated pursuant thereto, and with the standard of care customary in the contract research organization industry. Synteract hereby certifies that it has not been debarred under the Generic Drug Enforcement Act and that it will not knowingly employ any person or entity that has been so debarred to perform any Services under this Agreement. CancerVax and JWCI shall notify Synteract promptly in writing of any FDA or other governmental inspection or inquiry concerning the Services.

         If any governmental or regulatory authority conducts, or gives notice to Synteract of its intent to conduct, an inspection of Synteract's operations or facilities, Synteract shall notify CancerVax prior to such inspection and use its best efforts to ensure that a representative of CancerVax is present at all times during such inspections. If any governmental or regulatory authority requests that Synteract provide any data or information with respect to the Services, Synteract shall obtain the prior written approval of CancerVax prior to complying with such demand or request and provide CancerVax with a copy of any such data or information prior to providing it to the governmental or regulatory agency. During the term of the Master Agreement, Synteract shall permit representatives of CancerVax and JWCI to examine or audit the work performed hereunder and the facilities at which the Services are performed upon reasonable advance notice and during normal business hours.

10. Publication. Data or information related to the Studies shall not be published or referred to, in whole or in part, by Synteract without the prior express written consent of CancerVax.

11.      Insurance and Indemnification:

         A. Each party hereto agrees to maintain, for the duration of this Master Agreement, insurance in an amount that it reasonably believes will be adequate to cover its obligations hereunder and, upon request, each party shall provide to the other parties a certificate of insurance verifying that such insurance is in effect.

         B. Synteract is solely responsible for providing, at Synteract's own expense, worker's compensation insurance for Synteract and Synteract's employees, subcontractors and consultants, and Synteract agrees to hold harmless and indemnify CancerVax and JWCI for any and all claims arising out of any injury, disability or death of Synteract or any of Synteract's employees, subcontractors and consultants except for such claims that are the result of gross negligence or intentional misconduct of CancerVax or JWCI, its agents or its employees. Synteract shall indemnify, defend and hold CancerVax and JWCI, CancerVax's and JWCI's officers, directors and shareholders, free and harmless from all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, attorney's fees and costs, that CancerVax or JWCI may incur as a result of a breach by Synteract of any representation, warranty or obligation set forth under this Agreement. CancerVax and JWCI shall indemnify and hold harmless Synteract from and indemnify for all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, attorneys fees and costs that Synteract may incur as the result of gross negligence or intentional misconduct of CancerVax or JWCI, their agents and employees.

12. No Conflict with Existing Agreements: CancerVax and JWCI hereby acknowledge that they do not desire to acquire from Synteract any secret or confidential know-how or information which Synteract may have acquired from others. Synteract represents and warrants that Synteract is free to divulge to CancerVax and JWCI, without any obligation to, or violation of, any right of others, any and all information, practice or techniques which Synteract will describe, demonstrate, divulge or in any other manner make known to CancerVax or JWCI during Synteract's performance of the Services hereunder. Synteract shall exonerate, indemnify and hold harmless CancerVax and JWCI from and against any and all liability, loss, cost, expense, damage, claims or demands for actual or alleged violation of the rights of others in any trade secret, know-how or confidential information by reason of CancerVax's or JWCI's receipt or use of the Services or information described above, or otherwise in connection therewith. During the term of this Agreement, Synteract may contract for work with competitors of CancerVax or JWCI or other groups, and Synteract may be assigned to other projects for other customers of Synteract, however, Synteract affirms that it is not presently a party to nor shall it enter into any agreement, which would restrict its ability to fulfill its obligations under this Agreement.

13. Dispute Resolution: The parties will attempt in good faith to resolve through negotiation any dispute, claim or controversy arising out of or relating to this Agreement. Any party may initiate negotiations by providing written notice in letter form to the other parties, setting forth the subject of the dispute and the relief requested. Each of the recipients of such notice will respond in writing within five days with a statement of its position on and recommended solution to the dispute. If the dispute is not resolved by this exchange of correspondence, then representatives of each party with full settlement authority will meet at a mutually agreeable time and place within ten days of the date of the initial notice in order to exchange relevant information and perspectives, and to attempt to resolve the dispute. If the dispute is not resolved by these negotiations, the matter will be submitted to JAMS, or its successor, for arbitration.

         The parties agree that any and all disputes, claims or controversies arising out of or relating to this Agreement that are not resolved by their mutual agreement shall be submitted to final and binding arbitration before JAMS, or its successor, pursuant to the United States Arbitration Act, 9 U.S.C. Sec. 1 et seq. Any party may commence the arbitration process called for in this Agreement by filing a written demand for arbitration with JAMS, with a copy to the other parties. The arbitration will be conducted in accordance with the provisions of JAMS' Streamlined Arbitration Rules and Procedures in effect at the time of filing of the demand for arbitration. The parties will cooperate with JAMS and with one another in selecting an arbitrator from JAMS' panel of neutral arbitrators, and in scheduling the arbitration proceedings. The parties covenant that they will participate in the arbitration in good faith, and that they will share equally in its costs. The provisions of this paragraph may be enforced by any Court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorney's fees, to be paid by the party against whom enforcement is ordered.

14. Employment. During the term of this Agreement and for six (6) months after the termination of this Agreement, JWCI and CancerVax agree that they will not hire, offer employment to, or otherwise employ or retain as an independent contractor any employees of Synteract without the prior written consent of Synteract, and Synteract agrees that it will not hire, offer employment to, or otherwise employ or retain as an independent contractor any employees of JWCI or CancerVax without the prior written consent of JWCI or CancerVax, as the case may be.

15.      Miscellaneous:

         A. Waiver and Modification: This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings between them concerning such subject matter. No waiver or modification of any provision hereof may be made unless by a written instrument duly executed by each party. Any waiver or breach of any term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other term or condition. The failure of any party to insist upon strict performance of any term or condition hereunder shall not constitute a waiver of such party's right to demand strict compliance therewith in the future.

         B. Assignment: Neither JWCI nor Synteract may not assign this Agreement, or any rights, duties or obligations contained herein, to any other person, firm, corporation or other business entity without the prior written consent of CancerVax and any such assignment or purported assignment shall be null and void and of no force or effect. CancerVax shall have the right to assign this Agreement at any time without the consent of Synteract.

         C. Agreement Controlling: If any provision of any exhibit to this Agreement is in conflict or inconsistent with any provision of this Agreement, the provisions of this Agreement shall be controlling.

         D. Notices: All notices and other communications required or permitted under this Agreement shall be in writing, served personally on, delivered by recognized overnight courier or mailed by certified or registered United States mail to, the party to be charged with receipt thereof at the address specified below. Notices and other communications served by mail shall be deemed given hereunder 72 hours after deposit of such notice or communication in the United States Post Office as certified or registered mail with postage prepaid and duly addressed to whom such notice or communication is to be given. All other notices shall be deemed given hereunder upon actual receipt:

         CANCERVAX:
         CancerVax Corporation
         5931 Darwin Court
         Carlsbad, CA  92008-7302
         Attn.: General Counsel

         JWCI:
         The John Wayne Cancer Institute
         2200 Santa Monica Blvd.
         Santa Monica, CA 90404
         Attn: Gary Grubbs

         SYNTERACT:
         Synteract, Inc.
         187 Calle Magdalena
         Encinitas, CA 92024
         Attn.: Ellen Morgan

         Any such party may change said party's address for purposes of this Section by giving to the parties intended to be bound thereby, in the manner provided herein, a written notice of such change.

         E. Severability: All Sections, clauses thereof and covenants contained in this Agreement are severable, and in the event any of them shall be held to be invalid by any court, this Agreement shall be interpreted as if such invalid Sections, clauses or covenants were not contained herein.

         F. Applicable Law: This Agreement is made and shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law.

         G. Attorneys' Fees. If any action at law or in equity is necessary to enforce the terms of this Agreement, the substantially prevailing party will be entitled to reasonable attorneys' fees, costs and expenses in addition to any other relief to which such prevailing party may be entitled.

         H. Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         I. Representation: Each party hereto hereby acknowledges that it has been encouraged to consult with legal counsel (at such party's own expense) prior to executing this Agreement.

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                                                                          Page 9

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date herein above set forth.

ACCEPTED AND AGREED TO FOR:
Synteract, Inc.
"Synteract"

/s/ Ellen Morgan
By: Ellen Morgan, President
Date: 1/22/02

CancerVax Corporation
"CancerVax

/s/ David F. Hale
By: David F. Hale, President & CEO
Date: ______________________________

The John Wayne Cancer Institute
"JWCI"


/s/ Gary C. Grubbs
By: Gary C. Grubbs, EVP - Finance & Administration
Date: January 22, 2002


                      [SIGNATURE PAGE TO MASTER AGREEMENT]

                                    EXHIBIT A
                                SAMPLE WORK ORDER

         This Work Order ("Work Order") is entered into by and between CancerVax Corporation ("CancerVax") and the John Wayne Cancer Institute ("JWCI"), on the one hand, and Synteract, Inc. ("Synteract"), on the other hand, with reference to the following:

         WHEREAS, the parties hereto have entered into a Master Services Agreement dated as of November __, 2001 (the "Master Agreement"); and

         WHEREAS, pursuant to the Master Agreement, Synteract has agreed to perform certain services in accordance with written work orders entered into from time to time describing such services.

         NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1. Work Order. This document constitutes a "Work Order" under the Master Agreement and this Work Order and the Services contemplated herein are subject in all respects to the terms and provisions of the Master Agreement.

         2.       Scope of Work.

         3.       Time Line.

         4.       Budget / Fees and Expenses

         5.       Payment Terms and Schedule.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date herein above set forth.

ACCEPTED AND AGREED TO FOR:
Synteract, Inc.
"Synteract"

____________________________________
By: Ellen Morgan, President
Date: ______________________________

CancerVax Corporation
"CancerVax"

____________________________________
By: David F. Hale, President & CEO
Date: ______________________________

The John Wayne Cancer Institute
"JWCI"

____________________________________
By: ________________________________
Date: ______________________________

                                WORK ORDER NO. 1

              DATA MANAGEMENT, DATA ANALYSIS AND REPORT WRITING FOR
            PROTOCOL JWCI-MC-3-001A AND JWCI-MC-4-001 (THE "STUDIES")

         This Work Order No. 1 ("Work Order") is entered into by and between CancerVax Corporation ("CancerVax") and the John Wayne Cancer Institute ("JWCI"), on the one hand, and Synteract, Inc. ("Synteract"), on the other hand, with reference to the following:

         WHEREAS, the parties hereto have entered into a Master Services Agreement dated as of December __, 2001 (the "Master Agreement"); and

         WHEREAS, pursuant to the Master Agreement, Synteract has agreed to perform certain services in accordance with written work orders entered into from time to time describing such services.

         NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1. Work Order. This document constitutes a "Work Order" under the Master Agreement and this Work Order and the Services contemplated herein are subject in all respects to the terms and provisions of the Master Agreement.

         2. Direction of Services. JWCI and CancerVax shall each designate an individual to serve as primary liaison with respect to this Work Order, with the CancerVax representative having the right to make all final decisions with respect to all matters which relate to any clinical study which may ultimately be included by CancerVax in a marketing application to the U.S. Food and Drug Administration ("FDA") or any equivalent foreign regulatory agencies.

         3.       Scope of Work: Defined in Attachment 1.

         4.       Time Line: Defined in Attachment 2.

         5.       Budget / Fees and Expenses: Defined in Attachment 3.

         6.       Payment Terms and Schedule: Defined in Attachment 4.

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                                                                         Page 12

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date herein above set forth.

ACCEPTED AND AGREED TO FOR:
Synteract, Inc.
"Synteract"


/s/ Ellen Morgan
By: Ellen Morgan, President

Date: 1/22/02

CancerVax Corporation
"CancerVax"

/s/ David F. Hale
By: David F. Hale, President & CEO

Date: January 22, 2002

The John Wayne Cancer Institute
"JWCI"

/s/ Gary C. Grubbs
By: Gary C. Grubbs, EVP - Finance and Administration

Date: January 22, 2002

                      [SIGNATURE PAGE TO WORK ORDER NO. 1]

                                WORK ORDER NO. 1
                           ATTACHMENT 1: SCOPE OF WORK

1.       Data Management

Synteract will utilize the Clinical DataFax system running on a Dell Power Edge 4300 Server for the entry of data for the Studies. Once entered, data will be stored in a SAS database from which all reporting and data analyses can be done. Quality control checks will be built in every step of the way to ensure complete accuracy. An experienced data manager will be assigned by Synteract to the project that will be responsible for all activities leading to a clean database.

         A.       Case Report Form Revisions

         In order to process the data with DataFax, Synteract will modify the patient identification fields and add specific barcodes to the top of each CRF page. Additionally, CancerVax and JWCI require a significant number of changes to the current case report forms. The CRFs were initially designed by the current CRO using Teleform. Because Synteract will need to design the data entry screens using Framemaker software in order to build the database, Synteract will redesign the CRFs using Framemaker, while keeping the formats as similar to the current formats as possible.

         B.       Quality Control Plan

         The Synteract data manager will develop a quality control plan for each of the studies, incorporating input from CancerVax, addressing the following:

         -        Data formats, codes and variable and dataset labels

         -        Database design

         -        Guidelines for the tracking, entry and review of CRFs

         -        Special handling procedures

         -        Edit check plan

         -        Critical data requiring 100% proofreading vs. the CRF

         -        Sampling plan for final quality control

         -        Any other QC issues/ICH Requirements

         This quality control plan will be sent to CancerVax for review and approval prior to implementation.

         C.       Database Creation

         Four databases will be developed by Synteract: (1) Stage 3; (2) Stage 3 Post-recurrence; (3) Stage 4; and (4) Stage 4 Post-recurrence. The database structures will be developed from the case report forms, standardizing across studies to the extent possible. Edit checks will be built in to identify potential errors at the point of data entry to help to identify data entry errors and errors made in completion of the CRFs at the site. Logical edit checks to be run post-entry on a regular basis will be programmed by as DataFax batch checks and in SAS. All of the edit checks will be initially done as "batch" checks to run on the transferred data, and then some would be converted to "interactive" checks to be triggered at the point of entry for the new data.

         Database specifications will be provided to CancerVax for review and approval.

2.       Data Transfer

         Procedures, programming code and validation specifications for data and image transfer will be developed concurrently with the database development activities. When the database creation is complete, the databases and images will be transferred and the transfer validated.

3.       Data Management

         A.       Data Collected with FaxCollect

         Synteract will do an initial audit of the data entered into FaxCollect after the import into DataFax. The database would be checked against the entire CRF for 10% of the patients, randomly selected. If errors are found resulting from the import, these will be corrected. If a data entry error rate exceeding 0.5% is found, then this will be discussed with CancerVax in order to make a decision on how to proceed.

         All edit checks will initially be set up as "batch" edit checks, which are run on data after entry. These batch checks will be run on all of the data that are transferred from the FaxCollect system. Queries resulting from these checks will be compiled into Quality Control Reports that are faxed to the sites. Once the batch checks are run on all of the transferred data, some of the checks will be modified to run interactively on the new data. A flow chart outlining the process for handling these data is included on page 18.

         B.       Faxing/Entry Process - New Data

         Upon completion of the case report forms at the clinical site, they are to be faxed using standard fax machines. Synteract's trained data management personnel will review the CRFs and data records using the DataFax Validation tool. Using this tool, the image of the CRF will appear on the bottom half of the screen, while the database representation of the same data will appear on the top half. Data that can be read using optical character recognition (numeric fields, check boxes and choice fields) will be automatically entered into the appropriate fields. Synteract's data management personnel will perform a "second entry", by reviewing the data to ensure that data have been accurately recognized, making corrections as necessary, and entering text data which cannot be recognized (such as adverse events and comments). Using the agreed upon CRF review guidelines and the software tools, a detailed review of each CRF will be performed by Synteract's data management personnel, identifying conflicting, unclear or incomplete data. Batch edit checks will be run. "Queries" and missing/overdue visits will be identified in Quality Control Reports that are faxed to the sites. Queries on new data will be sent to the sites within 7 days of CRF receipt.

         When the site receives the DataFax Quality Control Reports, they are instructed to make the corrections on the original case report form page, initialing and dating the changes. Each page containing a change or addition is to be re-faxed to Synteract. When received by DataFax, the software recognizes re-faxed pages as updates of originals through the bar code and id information at the top of the page. Data management personnel at Synteract then review the updated pages against the previous versions, and enter the updated data into the database. DataFax maintains an audit trail by keeping each version of each CRF along with the date faxed. When all data are complete and correct for a given patient, the CRF is signed, dated and faxed by the investigator, indicating agreement with all changes that were made prior to the date of signature. Any changes to the CRF which must be made after the investigator has signed are done though query forms that are signed by the investigator.

         C.       Adverse Events  and Medications Coding

         Adverse events will be coded using MedDRA Version 4.0 and concomitant medications will be coded using WHO Drug 2001. Appropriate codes will be agreed with CancerVax, and coding reports (consistency and uncodeable reports) will be generated monthly for review and approval.

         D.       Laboratory Normal Ranges

         Normal ranges will be collected and entered for each laboratory used. Numerous checks, including resolution of lab normal ranges collected on original (Quintiles) CRFs, will be performed to ensure the completeness and appropriateness of normal ranges. Checks will include comparing the normal range units to the units of the laboratory data collected, looking at values outside of the normal ranges, obvious mismatches between ranges and units, etc. "Queries" will be generated as necessary.

         C.       Serious Adverse Event Notification

         A programmatic trigger will alert the data manager of each serious adverse event as the data are entered, and the data manager will send an email to the appropriate personnel at CancerVax. A similar trigger process will be created for withdrawal from the study due to an adverse event and deaths.

         D.       Immunologic Databases

         Immune function data (TA90, IgG, etc.) will be received from CancerVax in MS Access. Synteract will incorporate this data into the SAS database, and perform QC checking on patient identification variables. "Queries" will be generated as necessary. It is assumed that data will be transferred to Synteract approximately quarterly.

         F.       Quality Control / Assurance

         After all data problems have been resolved at the site and the CRF has been signed by the investigator, original CRFs will be transmitted to Synteract for final quality control, while sites maintain a CRF photocopy. Critical efficacy and safety data will then be verified by Synteract 100% against the final CRFs. A final audit will then be performed by Synteract by checking the database vs. the entire CRF for 10% of the patients, randomly selected. If errors exceed 0.5%, then further checking will be performed. CancerVax will be provided with a written summary of audit findings.

         G.       Online Access to CRFs/Other Information

         Synteract will provide secure, web-based access via browser-enabled computers to CRF images and QC notes during the study. Security will be established using MS Proxy Server and Secure Socket Layer software to fully protect all project information, and valid username and password authentication will also be implemented as a standard for this project. A log of user interaction with the project databases will be maintained for audit and tracking purposes. Synteract will provide view-only access to CRF images and database status within DataFax. Synteract will need to charge a nominal per-user license fee to cover DataFax and other ancillary software licenses for this service, in the event that CancerVax or JWCI require more than two users. Such per-user license fees shall be charged at Synteract's cost.

4.       Programming and Data Analysis

         Programming and statistical analysis will be done using SAS software. Synteract has been recognized by the SAS Institute as a SAS Quality Partner. As with data management, quality control checks will be built into the programming and data analysis process to ensure the accurate reporting of data.

         A.       Analysis Plan

         It is assumed that the analysis plans already developed will be used.

         B.       Master Derived Datasets

         Derived datasets have been developed by the current CRO. If the programming code can be obtained, a Synteract statistician will review, validate and correct the programs as needed. Additional derived datasets may be prepared by Synteract for data such as study treatment, adverse events and laboratory data.

         C.       Programming/Validation

         After approval of the analysis plan by CancerVax, Synteract programmers will develop the programs to generate the tables and listings using SAS according to the agreed analysis plan.

         The programmer will be responsible for the accuracy of his/her own work, but all outputs will be independently verified for accuracy and consistency by a second individual. This validation will be carried out by a combination of independent programming, cross-checking, and verification against CRFs. A quality assurance binder will be prepared which contains a sample of each output, the SAS program used to produce it, and the quality assurance checks performed.

         Tables and listings will be provided in rich text format for incorporation into the clinical study report. Figures will be provided in electronic format to be mutually agreed upon. Electronic copies of all programming code will be provided to CancerVax at study completion. All output will be generated according to CancerVax electronic submission standards.

         D.       Statistical Analyses

         Statistical analyses in accordance with the approved statistical analysis plan will be performed by a biostatistician.

         E.       Patient Profiles

         Patient profiles will be developed which integrate all data for each patient into a single report. There will be no charge for these if Synteract's standard format is used. Specific formats that require additional programming may require an additional charge.

         F.       Interim Analyses

         Synteract will generate and perform quality control of the required tables, listings and analyses for each interim review. Data will be provided to the appropriate party for review. Up to 3 interim analyses will be done for each of the two Studies.

5.       Data Transfers

         Transfer of SAS(R) Transport Files will occur as requested by CancerVax. Transfer of ASCII data of select information including, but not limited to, number of queries generated, queries outstanding, visits outstanding, etc, will occur biweekly in order to populate the CancerVax / JWCI Clinical Information System (CIS).

         At project completion, Synteract will provide the following items to CancerVax in appropriate electronic form:

                  - Final SAS datasets, including both raw and analysis datasets;

                  - Full description of the database content and all related documentation;

                  -  Adverse event coding mapping dataset; and

                  - Case report form images in PDF format according to FDA guidelines ready for submission.

6.       Integrated Clinical/Statistical Study Report

         The statistical report will be designed to be used in conjunction with a description of the medical aspects of the trial to produce the Integrated Clinical/Statistical Report, which is a complete report of the trial. The Synteract clinical writer will work with CancerVax to develop a report format that satisfies both content and stylistic preference and FDA and ICH Guidelines.

         A draft clinical report will be generated within 3-5 weeks after database closure.

         The draft report includes final tables, listings and statistical evaluation. The cost of this report includes one major and one minor revision of the report. Narratives of serious adverse events, deaths or discontinuations due to adverse events can be done, but are not included in the cost estimates. The draft report will be circulated by Synteract for review by CancerVax ; comments/changes will be collated, and the Report will be revised by Synteract accordingly for final approval by CancerVax. Prior to finalization, an independent quality assurance review of the Report will be performed by Synteract.

7.       Project Management

         A.       Project Management Plan

         Synteract will develop a Project Management Plan that will describe Synteract's roles and responsibilities in relation to those of CancerVax and JWCI. The project plan will include methods and modes of communication, milestones and key staff representatives as functional points of contact. The Project Plan will also present the specifics and timing (e.g. weekly, monthly or quarterly) of the reports to be provided to CancerVax. CancerVax may provide input to the project plan before approving it.

         Synteract will provide status reports on a bi-weekly basis summarizing CRFs received and processed, queries generated, queries outstanding, visits outstanding, patients randomized, etc. Status data can be provided in Excel or ASCII format. The content and format of the metric reports will be finalized in conjunction with CancerVax.

         B.       Communication, Project Meetings and Timeline Management

         Synteract manages all projects according to a Project Team approach. The Synteract Project Manager will have the primary responsibility of communication with CancerVax and JWCI for overall project information for the duration of the project, however, CancerVax and JWCI are welcome to contact any team members as needed. This includes daily, weekly and monthly updates to keep core team members current on all project activities.

         An initial project planning meeting will take place between CancerVax and Synteract project team members. Synteract will host a subsequent meeting to train the CancerVax Clinical Research Associates (CRAs) on the specific procedures of the DataFAX system.

         Synteract will plan for weekly meetings with CancerVax that will include the Project Manager, Data Manager and other key functional area personnel, as required. These meetings will be either via teleconference, or in person.

         During each meeting, critical issues, unexpected problems and trends will be identified and discussed. In addition, milestones will be set and reviewed and timelines for all departments working on the project are discussed. Any deviations in project deadlines, expenses and action items will be examined with respect to the impact on all departments. Additionally, the team members will "trouble-shoot" problems and solutions before milestones or deadlines are jeopardized. Meeting minutes will be distributed to all team members.

         All key events and tasks will be tracked and updated utilizing MS Project, with updates provided to the Project Team on a regular basis.

8.       Backup and Security

         As part of standard procedure, all files and programs will be fully backed up by Synteract nightly. Full backups performed by Synteract and will be sent weekly to secure off-site storage for disaster recovery. Databases are password protected, and only Synteract authorized personnel will have access.

         For website security, Synteract will implement:

         -        VeriSign(TM) Secure Server ID

         -        Secure Socket Layer (SSL) 3.0

         -        User authentication

                                WORK ORDER NO. 1
                             ATTACHMENT 2: TIME LINE

--------------------------------------------------------------------------------------------------------------
                                                                                                TARGET DATE/
                  ACTIVITY                       STUDY               RESPONSIBLE               COMPLETION DATE
--------------------------------------------------------------------------------------------------------------
Project initiation                                                                                  [***]

Complete feasibility assessment                                                                     [***]

Draft CRF (Unique Pages)                   Stage 3                       Syn                        [***]

CRF Comments                               Stage 3                       CV                         [***]

Full CRF book                              Stage 3                       Syn                        [***]

Draft Edit Checks                          Stage 3                       Syn                        [***]

Final CRF                                  Stage 3                       Syn/CV                     [***]

Draft CRF                                  Recurrence & Stage 4          Syn                        [***]

CRF Comments                               Recurrence                    CV                         [***]

Edit Check Comments                        Stage 3                       CV                         [***]

CRF Comments                               Stage 4                       CV                         [***]

Final CRF                                  Recurrence                    Syn/CV                     [***]

Final Edit Checks                          Stage 3                       Syn/CV                     [***]

Final CRF                                  Stage 4                       Syn/CV                     [***]

Draft Edit Checks                          Recurrence                    Syn                        [***]

Edit Check Comments                        Recurrence                    CV                         [***]

Draft Edit Checks                          Stage 4                       Syn                        [***]

Final Edit Checks                          Recurrence                    Syn/CV                     [***]

Edit Check Comments                        Stage 4                       CV                         [***]

Final Edit Checks                          Stage 4                       Syn/CV                     [***]

Complete database set-up                   Stage 3                       Syn                        [***]

Transfer of Fax Collect Datasets & Images  All                           CV                         [***]

Complete Database set-up                   Stage 4                       Syn                        [***]

Complete Database set-up                   Recurrence                    Syn                        [***]

Begin receiving faxes                      All                           Syn                        [***]

Begin QC of Fax Collect Data               All                           Syn                        [***]

Complete data transfer/validation          All                           Syn                        [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

--------------------------------------------------------------------------------------------------------------
                                                                                                TARGET DATE/
                  ACTIVITY                       STUDY               RESPONSIBLE               COMPLETION DATE
--------------------------------------------------------------------------------------------------------------
          RANDOMIZATION PROCESS

Draft CRFs                                 Random                        Syn                        [***]

CRF Comments                               Random                        CV                         [***]

Final CRF                                  Random                        Syn/CV                     [***]

Receipt of Randomization Schedule          Random                        CV                         [***]

New Manufacturing Shipping Process         Random                        CV                         [***]

Database and Programming Complete          Random                        Syn                        [***]

         MOCK REPORT METHODOLOGY

Draft Report Shell                         Stage 3                       Syn                        [***]

Report Shell Comments                      Stage 3                       CV                         [***]

Revised mock report                                                                                 [***]

Stage 4                                                                                             [***]

TABLE PROGRAMMING

Begin Programming on Stage 3                                                                        [***]

Tables for interim analysis                                                                         [***]

Remaining Efficacy Tables                                                                           [***]

Remaining Safety Tables                                                                             [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                WORK ORDER NO. 1
                     ATTACHMENT 3: BUDGET / FEES & EXPENSES

1.       Assumptions

         The following assumptions have been made in determining the cost estimates for each of the two Studies:

         STAGE 3 MELANOMA (JWCI-MC-3-001A)

---------------------------------------------------------------------------------------------------------
                                                                         RECEIVED BY
                                                                         FAXCOLLECT         NEW CRF
---------------------------------------------------------------------------------------------------------
Number of Existing Patients                               [***]
---------------------------------------------------------------------------------------------------------
Average Number of CRFs per Patient                                          [***]            [***]
---------------------------------------------------------------------------------------------------------
         Estimated CRF volume (pages)                     [***]             [***]            [***]
---------------------------------------------------------------------------------------------------------
Number of New Patients                                    [***]
---------------------------------------------------------------------------------------------------------
         Estimated CRF volume (pages)                                                        [***]
---------------------------------------------------------------------------------------------------------
Estimated Total CRF volume                                                  [***]            [***]
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Number of edit checks                                     [***]
---------------------------------------------------------------------------------------------------------
Number of queries per patient                             [***]
---------------------------------------------------------------------------------------------------------
Number of laboratories                                    [***]
---------------------------------------------------------------------------------------------------------
Number of analysis datasets                               [***]
---------------------------------------------------------------------------------------------------------
Number of tables for primary analysis                     [***]
---------------------------------------------------------------------------------------------------------
Number of data listings                                   [***]
---------------------------------------------------------------------------------------------------------
Number of graphs                                          [***]
---------------------------------------------------------------------------------------------------------
Number of interim analyses                                [***]
---------------------------------------------------------------------------------------------------------
Number of tables for each interim                         [***]
analysis
---------------------------------------------------------------------------------------------------------

         STAGE 3 POST-RECURRENCE

---------------------------------------------------------------------------------------------------------
                                                                         RECEIVED BY
                                                                         FAXCOLLECT         NEW CRF
---------------------------------------------------------------------------------------------------------
Number of Existing Patients                               [***]
---------------------------------------------------------------------------------------------------------
Average Number of CRFs per Patient                                          [***]            [***]
---------------------------------------------------------------------------------------------------------
         Estimated CRF volume (pages)                     [***]             [***]            [***]
---------------------------------------------------------------------------------------------------------
Number of New Patients                                    [***]
---------------------------------------------------------------------------------------------------------
         Estimated CRF volume (pages)                                                        [***]
---------------------------------------------------------------------------------------------------------
Estimated Total CRF Volume                                                  [***]            [***]
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Number of edit checks                                     [***]
---------------------------------------------------------------------------------------------------------
Number of queries per patient                             [***]
---------------------------------------------------------------------------------------------------------
TOTAL CRF PAGES:                                                            [***]            [***]

* If entire CRF for a given patient used the existing CRF

** Revised CRF will have approximately 20% fewer pages than existing CRF.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          STAGE 4 MELANOMA (JWCI-MC-4-001)

---------------------------------------------------------------------------------------------------------
                                                                         RECEIVED BY
                                                                         FAXCOLLECT         NEW CRF
---------------------------------------------------------------------------------------------------------
Number of Existing Patients                               [***]
---------------------------------------------------------------------------------------------------------
Average Number of CRFs per Patient                                          [***]            [***]
---------------------------------------------------------------------------------------------------------
         Estimated CRF volume (pages)                     [***]             [***]            [***]
---------------------------------------------------------------------------------------------------------
Number of New Patients                                    [***]
---------------------------------------------------------------------------------------------------------
         Estimated CRF volume (pages)                                                        [***]
---------------------------------------------------------------------------------------------------------
Estimated Total CRF volume                                                  [***]            [***]
                                                                                             [***]
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Number of edit checks                                     [***]
---------------------------------------------------------------------------------------------------------
Number of queries per patient                             [***]
---------------------------------------------------------------------------------------------------------
Number of laboratories                                    [***]
---------------------------------------------------------------------------------------------------------
Number of analysis datasets                               [***]
---------------------------------------------------------------------------------------------------------
Number of tables for primary analysis                     [***]
---------------------------------------------------------------------------------------------------------
Number of data listings                                   [***]
---------------------------------------------------------------------------------------------------------
Number of graphs                                          [***]
---------------------------------------------------------------------------------------------------------
Number of interim analyses                                [***]
---------------------------------------------------------------------------------------------------------
Number of tables for each interim analysis                [***]
---------------------------------------------------------------------------------------------------------

         STAGE 4 POST-RECURRENCE

---------------------------------------------------------------------------------------------------------
                                                                         RECEIVED BY
                                                                         FAXCOLLECT         NEW CRF
---------------------------------------------------------------------------------------------------------
Number of Existing Patients                               [***]
---------------------------------------------------------------------------------------------------------
Average Number of CRFs per Patient                                          [***]            [***]
---------------------------------------------------------------------------------------------------------
         Estimated CRF volume (pages)                     [***]             [***]            [***]
---------------------------------------------------------------------------------------------------------
Number of New Patients                                    [***]
---------------------------------------------------------------------------------------------------------
         Estimated CRF volume (pages)                                                        [***]
---------------------------------------------------------------------------------------------------------
Estimated Total CRF Volume                                                  [***]            [***]
                                                                                             [***]
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Number of edit checks                                     [***]
---------------------------------------------------------------------------------------------------------
Number of queries per patient                             [***]
---------------------------------------------------------------------------------------------------------

TOTAL CRF PAGES:                                                            [***]            [***]
[***]

* If entire CRF for a given patient used the existing CRF

** Revised CRF will have approximately 20% fewer pages than existing CRF.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         Other Assumptions

           - CancerVax will have responsibility for clinical monitoring activities.

           - Cost estimates for data collected with FaxCollect assume that images can be electronically routed to the correct patient id.

           - It is assumed that immunologic data will be transferred to Synteract in Access approximately quarterly for incorporation into the SAS database.

           - It is assumed that pre-recurrence data will be entered into a database separate from the post-recurrence data, but that the data will be analyzed as one.

           - Programming cost estimates assume that Synteract standard patient profiles will be adequate. Additional programming effort would be required for custom profiles.

           - There will be up to 3 interim analyses for each of the two Studies. Approximately 15-20 tables, which are a subset of the final, planned analysis, are planned.

         Cost Estimates

STAGE 3

                                                      FAXCOLLECT DATA                                        NEW DATA
ACTIVITY                                  RATE UNIT EST. REQ. ESTIMATED CHARGE                     EST. REQ. ESTIMATED CHARGE
                                                     range (1)     range (1)                       range (1)     range (1)
DATABASE SETUP

CRF Revision / Barcoding          [***]    [***]   [***]  [***]     [***]       [***]

Database Creation / Testing       [***]    [***]   [***]  [***]     [***]       [***]
Data Mgt Plan/Define Edit Checks  [***]    [***]   [***]  [***]     [***]       [***]
Data Import                       [***]    [***]   [***]  [***]     [***]       [***]
Image Import                      [***]    [***]   [***]  [***]     [***]       [***]
          Database Setup Subtotal                                   [***]       [***]

DATA MANAGEMENT

Initial Database QC               [***]    [***]   [***]  [***]     [***]       [***]
Data Entry/Final QC               [***]    [***]   [***]  [***]     [***]       [***]              [***]  [***]   [***]   [***]
Data Management                   [***]    [***]   [***]  [***]     [***]       [***]              [***]  [***]   [***]   [***]
Laboratory Normal Ranges          [***]    [***]   [***]  [***]     [***]       [***]              [***]  [***]   [***]   [***]
         Data Management Subtotal                                   [***]       [***]                             [***]   [***]

BIOSTATISTICS & MEDICAL WRITING

Analysis Datasets                 [***]    [***]   [***]  [***]     [***]       [***]
Programming / Validation          [***]    [***]   [***]  [***]     [***]       [***]
Interim Analysis Tables           [***]    [***]   [***]  [***]     [***]       [***]
Final Statistical Analysis        [***]    [***]   [***]  [***]     [***]       [***]
Interim Statistical Analysis      [***]    [***]   [***]  [***]     [***]       [***]
Statistical Report                [***]    [***]   [***]  [***]     [***]       [***]
Clinical Report                   [***]    [***]   [***]  [***]     [***]       [***]
Biostats&Medical Writing Subtotal                                   [***]       [***]

PROJECT MANAGEMENT
Project Management                [***]                             [***]       [***]                             [***]   [***]

                   STUDY SUBTOTAL                                   [***]       [***]                             [***]   [***]

OVERALL TOTAL                                                                                                     [***]   [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Costs are based upon the study enrolling until completion, and are given as a range to allow for flexibility. CancerVax and JWCI will only be charged for actual time spent. Synteract shall notify CancerVax in writing immediately at such time as Synteract anticipates that the minimum of the range will be exceeded and shall obtain the prior written authorization of an officer of CancerVax prior to exceeding such minimum. The maximum of the range will not be exceeded.

STAGE 4

                                                      FAXCOLLECT DATA                                        NEW DATA
ACTIVITY                                  RATE UNIT EST. REQ. ESTIMATED CHARGE                     EST. REQ. ESTIMATED CHARGE
                                                     range (1)     range (1)                       range (1)     range (1)
DATABASE SETUP

CRF Revision / Barcoding          [***]    [***]   [***]  [***]     [***]       [***]
Database Creation / Testing       [***]    [***]   [***]  [***]     [***]       [***]
Data Mgt Plan/Define Edit Checks  [***]    [***]   [***]  [***]     [***]       [***]
Data Import                       [***]    [***]   [***]  [***]     [***]       [***]
Image Import                      [***]    [***]   [***]  [***]     [***]       [***]
          Database Setup Subtotal                                   [***]       [***]

DATA MANAGEMENT

Initial Data QC                   [***]    [***]   [***]  [***]     [***]       [***]
Data Entry/Final QC               [***]    [***]   [***]  [***]     [***]       [***]              [***]  [***]   [***]   [***]
Data Management                   [***]    [***]   [***]  [***]     [***]       [***]              [***]  [***]   [***]   [***]
Laboratory Normal Ranges          [***]    [***]   [***]  [***]     [***]       [***]              [***]  [***]   [***]   [***]
         Data Management Subtotal                                   [***]       [***]                             [***]   [***]

BIOSTATISTICS & MEDICAL WRITING

Analysis Datasets                 [***]    [***]   [***]  [***]     [***]       [***]
Programming / Validation          [***]    [***]   [***]  [***]     [***]       [***]
Interim Analysis Tables           [***]    [***]   [***]  [***]     [***]       [***]
Final Statistical Analysis        [***]    [***]   [***]  [***]     [***]       [***]
Interim Statistical Analysis      [***]    [***]   [***]  [***]     [***]       [***]
Statistical Report                [***]    [***]   [***]  [***]     [***]       [***]
Clinical Report                   [***]    [***]   [***]  [***]     [***]       [***]
Biostats&Medical Writing Subtotal                                   [***]       [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PROJECT MANAGEMENT
Project Management                [***]                             [***]          [***]                             [***]     [***]

                   STUDY SUBTOTAL                                   [***]          [***]                             [***]     [***]

OVERALL TOTAL                                                                                                        [***]     [***]

Costs are based upon the study enrolling until completion, and are given as a range to allow for flexibility. CancerVax and JWCI will only be charged for actual time spent. Synteract shall notify CancerVax in writing immediately at such time as Synteract anticipates that the minimum of the range will be exceeded and shall obtain the prior written authorization of an officer of CancerVax prior to exceeding such minimum.

The maximum of the range will not be exceeded.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                WORK ORDER NO. 1
                    ATTACHMENT 4: PAYMENT TERMS AND SCHEDULE

1.       Pass-Through Costs

         Mailing, teleconference and travel costs are considered direct costs and are not included in the above cost estimate. These costs will be invoiced to CancerVax directly, without any markup.

2.       Over Scope

         If Synteract and CancerVax agree that it is likely that the scope of the work to be performed by Synteract at the request of CancerVax will exceed the scope of work contemplated in Schedule 1 to this Work Order, then the parties hereto may agree to amend the Work Order in order to reflect Synteract's anticipated costs associated with the expanded scope of work, at the daily rates outlined above, not to exceed [***] over the original estimate provided herein. The nature, time, and cost of work over scope will be documented and the increased costs will not be effective until such amendment is approved by of an officer of each of the parties hereto.

         Due to the duration of the Studies, Synteract reserves the right to review the daily rates not more than once per twelve-month period to ascertain if an increase is merited. Synteract would provide CancerVax with written notification of any increase in rates at least ninety (90) days prior to the effective date. Any such rate increases will not exceed [***] per twelve-month period and will not be effective until approved by an officer of each of the parties hereto in a written amendment to the Work Order.

3.       Payment Schedule

         A payment of [***] is due within ten (10) working days following the execution of this Work Order and will be retained by Synteract as a deposit for the duration of the Work Order. (This is equal to the estimated average amount of work to be done in a two-month period, which is the average lag time in receiving payment for work actually performed.) CancerVax will then be invoiced monthly, with a copy provided by CancerVax to JWCI, for actual work performed. At the completion of the project if payments received by Synteract exceed the cost of the work completed, Synteract will promptly reimburse CancerVax, as appropriate, for the amount overpaid.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.